Business combination	12 Months Ended
Dec. 31, 2021
Business combination
Business combination

3.            Business combination

In September 2020, the Group entered into a share purchase agreement to acquire 100% equity interests of Shenzhen Yunwang Wulian Technology Co., Ltd. (“Yunwang Wulian”), formerly known as Shenzhen Qianhai Shanxian Daojia Technology Co., Ltd. from Weimin Luo, a director and Chief Operating Officer of the Company (see note 25), and a third party individual at nil consideration while taking up the net liabilities of Yunwang Wulian. The allocation of the purchase price at the date of acquisition is as follows:

USD (In thousands)	As of acquisition date
Property and equipment	17
Accrued liabilities and other payables	(798)
Goodwill	781
Total	—

Yunwang Wulian is a company principally operating an internet platform for daily services. The purpose of this acquisition is to acquire the skilled talents of Yunwang Wulian and goodwill arising from this acquisition is attributable to the acquired workforce. This acquisition was completed on September 30, 2020. The acquired goodwill is not deductible for tax purposes. Acquisition related costs were immaterial and were included in general and administrative expenses for the year ended December 31, 2020.

Pro forma revenue data and pro forma earnings data was not disclosed because the impact was immaterial.